UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

______________________

Date of Report (Date of earliest event reported): March 7, 2006

Decorize, Inc.
(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-31260	43-1931810
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

1938 East Phelps, Springfield, Missouri 65802
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:	(417) 879-3326

Not Applicable
Former name of address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On March 7, 2006, Quest Capital Alliance, L.L.C. (“Quest”) exercised common stock purchase warrants for an aggregate 1,807,143 shares of the common stock of Decorize, Inc., a Delaware corporation (“Decorize”), at a price of $0.20 per share, for a total purchase price of $361,428.60. Quest originally received the warrants in private placements of Decorize common stock. The terms of the warrants were subsequently amended, and the warrants were replaced with new warrants reflecting the amended terms of such warrants, in connection with the closing of a private placement of Decorize common stock on June 15, 2005, pursuant to the terms of a Securities Purchase Agreement (the “Purchase Agreement”) entered into among Decorize, SRC Holdings Corporation and Quest, a Warrant Certificate exercisable for 1,057,143 shares of Decorize common stock issued in the name of Quest, and a Warrant Certificate exercisable for 750,000 shares of Decorize common stock issued in the name of Quest, each dated as of June 15, 2005. With respect to the 1,807,143 warrants exercised by Quest, 1,057,134 of such warrants would have expired on June 15, 2007 and the remaining 750,000 of such warrants would have expired on June 15, 2010. The description of the Purchase Agreement and related matters that is set forth in Decorize’s Current Report on Form 8-K filed on June 21, 2005, is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

4.1*	Securities Purchase Agreement dated as of June 15, 2005, by and among Decorize, Inc., SRC Holdings Corporation and Quest Capital Alliance, L.L.C.

4.4*	Warrant Certificate dated as of June 15, 2005, for the purchase of 1,057,143 shares of Common Stock, issued by Decorize, Inc. in the name Quest Capital Alliance, L.L.C.

4.5*	Warrant Certificate dated as of June 15, 2005, for the purchase of 750,000 shares of Common Stock, issued by Decorize, Inc. in the name Quest Capital Alliance, L.L.C.

* Incorporated by reference from the Company’s Form 8-K filed on June 21, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DECORIZE, INC.

Date: March 13, 2006	By:	/s/ Brent Olson
Brent Olson
Title: Vice President of Finance

Exhibit Index

(c) Exhibits.

4.1*	Securities Purchase Agreement dated as of June 15, 2005, by and among Decorize, Inc., SRC Holdings Corporation and Quest Capital Alliance, L.L.C.

4.4*	Warrant Certificate dated as of June 15, 2005, for the purchase of 1,057,143 shares of Common Stock, issued by Decorize, Inc. in the name Quest Capital Alliance, L.L.C.

4.5*	Warrant Certificate dated as of June 15, 2005, for the purchase of 750,000 shares of Common Stock, issued by Decorize, Inc. in the name Quest Capital Alliance, L.L.C.

* Incorporated by reference from the Company’s Form 8-K filed on June 21, 2005.